BASIC AND DILUTED NET LOSS PER SHARE - Summary of Computation of the Net Loss Per Share (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Numerator:
Net loss	$ (123,454)	$ (126,872)	$ (153,559)
Preferred share accrued cumulative dividend rights	0	0	(5,044)
Total loss attributable to ordinary shares	$ (123,454)	$ (126,872)	$ (158,603)
Denominator:
Weighted average number of ordinary shares used in computing basic and diluted net loss per ordinary share	147,480,521	135,224,312	102,859,891